IN THE CHANCERY COURT FOR SMITH COUNTY, TENNESSEE,

AT CARTHAGE

REGENEREX PHARMA, INC., Plaintiff,	Case No.: 2026-CV-8818 JURY DEMANDED

v

KENNETH W. PERRY,

Defendant.

COMPLAINT

Comes now Plaintiff, REGENEREX PHARMA, INC., (hereinafter referred to as “Regenerex”), by and through Counsel, for its cause of action against Defendant, KENNETH W. PERRY (hereinafter referred to as “Mr. Perry”), would state and show unto this Court as follows:

PARTIES

1.                  Regenerex is a corporation organized and existing under the laws of the State of Nevada, with its principal place of business located at 14 Main Street, Building D, Gordonsville, Tennessee.

2.                  Mr. Perry is an individual residing at 876 Westchester Circle, Hendersonville, Tennessee 37075, and may be served with process at said address or wherever he may be found.

JURISDICTION AND VENUE

3.         This Court has subject matter jurisdiction over this action pursuant to the Constitution and laws of the State of Tennessee, including Tennessee Code Annotated § 16-11-101 et seq., because the causes of action asserted herein arise under Tennessee common law and statutory law and seek equitable and monetary relief within the jurisdiction of this Court.

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4.         Personal jurisdiction exists over Mr. Perry because Mr. Perry is a resident of the State of Tennessee and, at all relevant times, conducted business within the State of Tennessee, including Smith County, Tennessee.

5.         Venue is proper in this Court pursuant to Tenn. Code Ann. §§ 20-4-101 and 20-4-104 because the acts and omissions giving rise to the claims asserted herein occurred in Smith County, Tennessee, and Regenerex conducts business in Smith County, Tennessee.

FACTUAL ALLEGATIONS

A. Background and Regulatory Context

6.         Regenerex is an SEC reporting company subject to federal securities laws, audit requirements under United States Generally Accepted Accounting Principles ("US GAAP"), and oversight standards established by the Public Company Accounting Oversight Board ("PCAOB") pursuant to the Sarbanes-Oxley Act of 2002. Plaintiff is further subject to applicable Financial Industry Regulatory Authority ("FINRA") compliance requirements.

7.         Mr. Perry began his employment with Regenerex as Chief Financial Officer (“CFO”) on March 31, 2025.

8.         As CFO, Mr. Perry was entrusted with substantial authority and responsibility over Regenerex’ financial operations, including payroll administration, compensation oversight, accounting systems, financial reporting, internal controls, and related financial matters.

9.         At all relevant times, Mr. Perry owed fiduciary, contractual, and statutory duties to Regenerex arising from his position as CFO, including duties of loyalty, honesty, candor, good faith, due care, and fair dealing.

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10.       Mr. Perry had direct access to and control over Regenerex’ books and records, accounting systems, payroll systems, electronic financial records, financial reporting software, and communications with auditors.

B. Unauthorized Payroll Overpayments and Destruction of Records

11.              Regenerex reasserts and incorporates by reference the allegations as set forth above in Paragraphs 1 – 10 as if fully set forth herein.

12.              During his tenure as CFO, Mr. Perry engaged in a deliberate scheme to manipulate, conceal, destroy, and alter the Regenerex’ accounting and financial records for his personal benefit and to conceal misconduct.

13.              Mr. Perry intentionally sabotaged the Regenerex’s books, records, and electronic accounting systems.

14.              Mr. Perry intentionally altered, manipulated, deleted, concealed, and/or corrupted financial software records and accounting data belonging to the Regenerex.

15.              Mr. Perry deleted payroll records and accounting entries relating to his own compensation and payroll activity.

16.              During the course of his employment, Mr. Perry intentionally caused himself to receive unauthorized payroll overpayments.

17.              Upon information and belief, Mr. Perry structured or concealed such overpayments in a manner intended to evade detection by management, auditors, regulators, shareholders, and the Company's accounting personnel.

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18.              Mr. Perry knowingly provided false, incomplete, misleading, and/or deceptive information to the Regenerex’s outside auditors.

19.              Mr. Perry's conduct materially impaired and disrupted the Regenerex’s year-end audit process.

20.              Mr. Perry's conduct further impaired the Regenerex’s ability to prepare accurate financial statements and timely and accurate filings with the U.S. Securities and Exchange Commission ("SEC").

21.              At all relevant times, Regenerex had maintained an uninterrupted history of timely filing its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q with the Securities and Exchange Commission for approximately twenty (20) years.

22.              Upon information and belief, Mr. Perry intentionally altered, deleted, corrupted, concealed, disabled, and/or rendered unreliable critical accounting records, accounting software data, financial reporting systems, electronic books and records, audit support documentation, and related financial information necessary for Plaintiff’s year-end audit and SEC reporting obligations.

23.              Mr. Perry’s actions substantially impaired Regenerex’s ability to complete its annual audit, verify financial information, reconcile accounting records, and prepare accurate financial statements required for filing its Annual Report on Form 10-K.

24.              As a direct and proximate result of Mr. Perry’s conduct, Regenerex was unable to timely file its Form 10-K with the Securities and Exchange Commission.

25.              The delayed filing resulted in significant regulatory, financial, operational, and reputational consequences to Regenerex, including interruption of normal trading activity, impairment of investor confidence, increased audit expenses, increased accounting costs, management diversion, and substantial disruption to Regenerex’s capital formation activities.

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26.              Mr. Perry knew or reasonably should have known that interference with the accounting systems and financial records of an SEC-reporting public company would likely result in delayed regulatory filings, audit disruption, shareholder harm, and substantial corporate damage.

27.              Mr. Perry's conduct exposed Regenerex to potential regulatory scrutiny, enforcement actions, shareholder claims, reputational damage, increased audit costs, remediation expenses, legal expenses, and other substantial damages.

28.              Regenerex has incurred and continues to incur substantial damages as a direct and proximate result of Mr. Perry's misconduct, including but not limited to forensic accounting costs, audit delays, remediation expenses, legal fees, regulatory exposure, and internal operational disruption.

29.              Specifically, Mr. Perry caused himself to receive compensation materially exceeding his authorized compensation, including approximately Nine Thousand Two Hundred Dollars ($9,200.00) per month in excess compensation over a period of at least six (6) months, resulting in known unauthorized payments totaling approximately Fifty-Five Thousand Two Hundred Dollars ($55,200.00).

30.              Mr. Perry's authorized gross monthly compensation was approximately Ten Thousand Eight Hundred Dollars ($10,800.00).

31.              During the relevant periods, Mr. Perry caused payroll records to reflect gross compensation payments to himself of approximately Twenty Thousand Dollars ($20,000.00) per month.

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32.              Upon information and belief, the unauthorized excess compensation was concealed through manipulation of federal income tax withholding deductions, payroll accounting entries, and related financial reporting.

33.              In or around November and December 2025, payroll amounts were altered, adjusted, and/or corrected after the unauthorized accruals had occurred, further evidencing Mr. Perry's knowledge of and participation in the improper conduct.

34.              Regenerex’s investigation remains ongoing, and additional unauthorized overpayments, irregularities, and misconduct may exist which have not yet been fully identified or quantified.

35.              Mr. Perry's conduct was intentional, malicious, fraudulent, willful, reckless, and undertaken with conscious disregard for the rights and interests of the Company.

C. Self-Dealing in Connection with Optimize Health Partners, LLC

36.              Regenerex reasserts and incorporates by reference the allegations as set forth above in Paragraphs 1 - 35 as if fully set forth herein.

37.              On September 23, 2025, Regenerex entered into a five-year agreement with Optimize Health Partners, LLC ("Optimize Health"), a company owned and controlled by Mr. Perry, for the development and provision of information technology systems.

38.              Regenerex has paid Optimize Health Partners, LLC a total of $136,056.28 pursuant to the agreement.

39.              Mr. Perry improperly added a 30% administrative fee to the software development costs, resulting in overcharges totaling approximately $37,285.23. The invoices reflecting these charges were prepared under Mr. Perry's authority and supervision as CFO, and Regenerex reasonably relied upon the accuracy and legitimacy of those invoices.

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40.              Mr. Perry knowingly and intentionally inflated invoices related to the software development costs charged to Regenerex for his own personal enrichment.

41.              Mr. Perry further acted fraudulently in inducing Regenerex to enter into the agreement with Optimize Health by representing that certain obligations and deliverables would be completed within sixty (60) days of execution, despite having no intention of fulfilling those obligations. Such obligations included, but were not limited to, compliance with the Source Code Escrow and Release provisions contained in the software agreement and the procurement and maintenance of required insurance coverage by Optimize Health.

42.              Because the Escrow Materials were never lodged with an escrow agent as required, Regenerex received little or no value for its substantial investment in the software systems.

43.              Regenerex reasonably relied upon Mr. Perry's position as CFO and his fiduciary obligations to safeguard Regenerex's interests in connection with the substantial investment made for software systems and related work product that were ultimately not properly delivered.

D. Unauthorized Issuance of Corporate Stock

44.              Regenerex reasserts and incorporates by reference the allegations as set forth above in Paragraphs 1 - 43 as if fully set forth herein.

45.              On or about June 30, 2025, Mr. Perry authorized Regenerex's transfer agent, Transfer Online, Inc., to issue Fifteen Thousand (15,000) shares of Regenerex's common stock to the "Adriana Natasha Perry Trust (ID 1337300)" without authorization from Regenerex's officers or approval by Regenerex's Board of Directors.

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46.              On or about September 30, 2025, Mr. Perry again authorized Transfer Online, Inc. to issue an additional Ten Thousand (10,000) shares of Regenerex's common stock to the "Adriana Natasha Perry Trust (ID 1337300)" without authorization from Regenerex's officers or approval by Regenerex's Board of Directors.

47.              Upon information and belief, Mr. Perry represented to the transfer agent that the stock issuances were related to a purported "retirement plan," despite lacking authority to establish such an arrangement or issue such shares on behalf of Regenerex.

48.              Mr. Perry further caused the fees and expenses associated with the unauthorized stock issuances to be charged directly to Regenerex.

49.              On or about November 19, 2025, Mr. Perry contacted Transfer Online, Inc. and requested cancellation of the unauthorized stock certificates while again directing the associated fees and costs be charged to Regenerex.

50.              Mr. Perry's unauthorized issuance and subsequent cancellation of corporate shares constituted additional acts of self-dealing, conversion, fraud, and breach of fiduciary duty.

51.              Mr. Perry further breached his fiduciary duties by misrepresenting the purpose and authority for the stock issuances, concealing the transactions from Regenerex's Board, and improperly using corporate funds to facilitate the transactions for his own benefit.

E. Extortionate and Coercive Conduct

52.              Regenerex reasserts and incorporates by reference the allegations as set forth above in Paragraphs 1 - 51 as if fully set forth herein.

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53.              Prior to and following discovery of Mr. Perry's misconduct and his suspension from his position, Mr. Perry engaged in a pattern of coercive, extortionate, oppressive, and bad-faith conduct directed toward Regenerex and its Board of Directors.

54.              On or about April 4, 2026, Mr. Perry transmitted written communications demanding execution of a proposed “Separation Agreement” and proposed “Default Judgment” while simultaneously threatening adverse consequences if Regenerex failed to comply.

55.              In furtherance of his coercive scheme, Mr. Perry expressly stated in writing, in substance: “Sign it, and this ends. Do not sign it, and everything that follows is a consequence of that choice — not mine,” thereby attempting to compel Regenerex’s compliance through threats of escalating harm and retaliatory action.

56.              Mr. Perry additionally stated in written documents, in substance, that “there is one way to make this stop,” namely Regenerex’s execution of the proposed Separation Agreement and satisfaction of Mr. Perry’s compensation and payment demands. “And do it now, the agreement ends the investigation, it allows both parties to move forward”.

57.              Mr. Perry further represented that he had assembled records, investigative materials, and responses to anticipated Board actions, while threatening to use such materials against Regenerex to inflict financial, operational, reputational, and legal harm unless Regenerex acceded to his demands.

58.              Mr. Perry additionally threatened litigation and other actions intended to intensify financial pressure upon Regenerex unless Regenerex complied with his demands.

59.              Upon information and belief, Mr. Perry's threats and coercive communications were undertaken intentionally, maliciously, and in bad faith for the improper purpose of compelling Regenerex to surrender money, contractual concessions, releases, and other valuable consideration through fear of economic injury, reputational damage, operational disruption, and burdensome litigation.

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F. False Statements to Third Parties and Purported Whistleblower Claims

60.              Regenerex reasserts and incorporates by reference the allegations as set forth above in Paragraphs 1 - 59 as if fully set forth herein.

61.              Mr. Perry knowingly and intentionally made false, misleading, and inaccurate statements and representations to government agencies, Regenerex's independent auditors, and investment bankers concerning Regenerex, its officers, directors, and shareholders.

62.              Mr. Perry's statements were materially false and misleading and were designed to damage Regenerex's reputation, credibility, regulatory standing, business relationships, and capital formation efforts.

63.              Mr. Perry has attempted to characterize himself as a whistleblower in connection with the foregoing conduct; however, Mr. Perry's purported whistleblower assertions were not made in good faith and instead constituted an improper effort to shield himself from accountability for his own misconduct and to weaponize regulatory processes against Regenerex for personal gain and leverage.

64.              As a direct and proximate result of Mr. Perry's conduct described herein, Regenerex has suffered damages including, but not limited to, loss of corporate funds, investigative and accounting expenses, legal and professional fees, disruption of audit and financing activities, reputational harm, operational interference, delayed Form 10-K filing damages, increased audit costs, forensic accounting costs, SEC compliance costs, shareholder communications costs, investor relations expenses, impairment of capital raising efforts, loss of financing opportunities, trading interruption damages, diminution of corporate value, market capitalization losses, remediation and system restoration costs, consequential damages, and additional damages to be proven at trial.

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 COUNT I – CONVERSION

65.              Regenerex reasserts and incorporates by reference the allegations as set forth above in Paragraphs 1 - 64 as if fully set forth herein.

66.              Mr. Perry intentionally exercised dominion and control over Regenerex's funds and property without authorization or lawful justification by causing unauthorized compensation payments and diverting corporate assets for his own benefit.

67.              Mr. Perry's conduct constitutes conversion under Tennessee law.

68.              As a direct and proximate result of Mr. Perry's conduct, Regenerex has sustained damages in an amount to be determined at trial.

COUNT II – FRAUDULENT INDUCEMENT AND INTENTIONAL MISREPRESENTATION

69.              Regenerex reasserts and incorporates by reference the allegations as set forth above in Paragraphs 1 - 68 as though fully set forth herein.

70.              Mr. Perry knowingly, intentionally, and systematically concealed, falsified, manipulated, and misrepresented payroll information, compensation records, accounting entries, and financial data for the purpose of obtaining unauthorized compensation and diverting corporate funds to himself.

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71.              Mr. Perry knowingly caused false and misleading payroll entries and compensation transactions to be processed that materially overstated the compensation authorized by Regenerex.

72.              Mr. Perry concealed the unauthorized nature of such payments through manipulation of payroll reporting and financial records designed to avoid detection.

73.              Mr. Perry's representations, omissions, concealments, payroll records, and financial reporting were false, fraudulent, and materially misleading, and Mr. Perry knew them to be false when made.

74.              Mr. Perry made and concealed such material misrepresentations with the intent to deceive Regenerex and induce Regenerex to rely upon the apparent legitimacy and accuracy of the payroll and financial records under Mr. Perry's control.

75.              With respect to the Optimize Health agreement, Mr. Perry acted fraudulently in inducing Regenerex to enter into the five-year contract by representing that certain obligations and deliverables would be completed within sixty (60) days of execution, despite having no intention of fulfilling those obligations, including compliance with the Source Code Escrow and Release provisions and procurement of required insurance coverage.

76.              Mr. Perry knowingly and intentionally inflated invoices for software development costs and improperly added a 30% administrative fee, resulting in overcharges of approximately $37,285.23, for his personal enrichment.

77.              Regenerex reasonably and justifiably relied upon Mr. Perry's representations and omissions because Mr. Perry occupied a position of trust and financial authority as Regenerex's CFO.

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78.              As a direct and proximate result of Mr. Perry's fraudulent conduct, Regenerex suffered damages including unauthorized diversion of corporate funds, accounting and investigative expenses, professional fees, consequential damages, and additional damages to be proven at trial.

79.              Mr. Perry's conduct was intentional, willful, fraudulent, malicious, and oppressive, thereby entitling Regenerex to punitive damages under Tennessee law.

COUNT III – CIVIL THEFT / MISAPPROPRIATION

80.              Regenerex reasserts and incorporates by reference the allegations as set forth above in Paragraphs 1 - 79 as if fully set forth herein.

81.              Mr. Perry intentionally appropriated Company funds, compensation, stock, and corporate assets for his own benefit without authorization.

82.              Mr. Perry acted knowingly, intentionally, and with fraudulent intent in connection with such misappropriation.

83.              Regenerex has suffered damages as a direct and proximate result of Mr. Perry's misconduct.

COUNT IV – BREACH OF FIDUCIARY DUTY

84.              Regenerex reasserts and incorporates by reference the allegations as set forth above in Paragraphs 1 - 83 as if fully set forth herein.

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85.              At all relevant times, Mr. Perry served as Regenerex's CFO and occupied a position of trust and fiduciary responsibility over Regenerex's finances, payroll administration, accounting systems, financial reporting, and corporate assets.

86.              Mr. Perry owed Regenerex fiduciary duties including duties of loyalty, honesty, good faith, fair dealing, disclosure, and the obligation to act in Regenerex's best interests.

87.              Mr. Perry materially breached those duties by:

a.	causing unauthorized compensation and payroll overpayments to himself;
b.	diverting corporate funds for personal benefit;
c.	manipulating, concealing, falsifying, and misrepresenting payroll and financial records;
d.	failing to disclose unauthorized payments and material financial irregularities; and
e.	abusing his position of financial authority for personal enrichment;
f.	intentionally altering, deleting, corrupting, concealing, or impairing Regenerex’s accounting systems, financial software, books, records, and electronically stored information;
g.	interfering with Regenerex’s annual audit and SEC reporting obligations;
h.	causing Regenerex to miss regulatory filing deadlines and incur substantial regulatory, accounting, audit, legal, and reputational damages; and
i.	acting with conscious disregard for the interests of Regenerex and its shareholders.

88.              Mr. Perry's conduct constituted self-dealing, bad faith, fraud, and deliberate abuse of fiduciary authority.

89.           As a direct and proximate result of Mr. Perry's breaches of fiduciary duty, Regenerex suffered damages including loss of corporate funds, investigative expenses, professional fees, consequential damages, prejudgment interest, and additional damages to be proven at trial.

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90.              Regenerex is further entitled to equitable relief including restitution, disgorgement, constructive trust, prejudgment interest, and all other appropriate relief.

COUNT V – TORTIOUS INTERFERENCE WITH BUSINESS RELATIONSHIPS AND PROSPECTIVE ECONOMIC ADVANTAGE

91.              Regenerex asserts and incorporates by reference the allegations as set forth above in Paragraphs 1 - 90 as if fully set forth herein.

92.              Regenerex maintained existing and prospective business relationships and economic expectancies with investors, lenders, shareholders, strategic partners, and financing sources.

93.              Mr. Perry had knowledge of such relationships and expectancies through his role as Regenerex's CFO.

94.              Mr. Perry intentionally, maliciously, improperly, and without justification interfered with Regenerex's business relationships and economic expectancies by:

a.	communicating with existing and prospective investors and funding sources;
b.	discouraging or disrupting prospective investments and financing transactions;
c.	making disparaging, misleading, false, incomplete, and damaging statements concerning Regenerex; and
d.	intentionally impairing Regenerex's ability to secure funding and maintain investor confidence.

95.              Mr. Perry's conduct was intentional, improper, malicious, and outside the scope of any legitimate business purpose or privilege.

96.              As a direct and proximate result of Mr. Perry's conduct, Regenerex suffered damages including lost investment opportunities, loss of financing, reputational harm, operational disruption, consequential financial losses, and other damages to be proven at trial.

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97.              Mr. Perry's conduct was willful, malicious, oppressive, and undertaken in reckless disregard of Regenerex's rights, thereby entitling Regenerex to punitive damages.

COUNT VI – CIVIL EXTORTION, COERCION, AND INTENTIONAL INTERFERENCE THROUGH WRONGFUL THREATS

98.              Regenerex asserts and incorporates by reference the allegations as set forth above in Paragraphs 1 - 97 as if fully set forth herein.

99.            Mr. Perry engaged in a deliberate pattern of coercive, extortionate, oppressive, and bad-faith conduct directed toward Regenerex and its Board of Directors for the purpose of improperly obtaining money, contractual concessions, releases, and other things of value.

100.          Mr. Perry knowingly transmitted communications threatening financial, legal, operational, and reputational harm to Regenerex unless Regenerex complied with Mr. Perry's demands.

101.          In furtherance of his coercive scheme, Mr. Perry expressly stated in writing, in substance: “Sign it, and this ends. Do not sign it, and everything that follows is a consequence of that choice — not mine,” thereby attempting to compel Regenerex’s compliance through threats of escalating harm and retaliatory action.

102.          Mr. Perry additionally stated in written documents, in substance, that “there is one way to make this stop,” namely Regenerex’s execution of the proposed Separation Agreement and satisfaction of Mr. Perry’s compensation and payment demands. “And do it now, the agreement ends the investigation, it allows both parties to move forward”

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103.          Mr. Perry's threats and coercive conduct constituted wrongful interference, abuse of position, bad-faith threats, and intentional misuse of confidential corporate information and leverage obtained through Mr. Perry's fiduciary role.

104.          As a direct and proximate result of Mr. Perry's conduct, Regenerex has suffered damages including business disruption, legal expenses, investigative costs, diversion of management resources, reputational harm, financial losses, and consequential damages.

105.          Mr. Perry acted intentionally, knowingly, maliciously, fraudulently, oppressively, and with reckless disregard for Regenerex's rights, entitling Regenerex to punitive damages and equitable relief.

COUNT VII – BREACH OF DUTY OF LOYALTY, CORPORATE WASTE, INTENTIONAL DESTRUCTION OF CORPORATE RECORDS, AND INTENTIONAL INTERFERENCE WITH SEC REPORTING OBLIGATIONS

106.          Regenerex reasserts and incorporates by reference the allegations as set forth above in Paragraphs 1 – 105 as if fully set forth therein.

107.          At all relevant times, Mr. Perry served as Regenerex's CFO, he occupied a position of loyalty over Regenerex's accounting records, internal controls, audit processes, and SEC reporting obligations.

108.          Mr. Perry owed Regenerex a fiduciary duty of loyalty.

109.          Mr. Perry materially breached this duty by:

a.	destructing or altering accounting records;
b.	impairing internal controls;
c.	disrupting audit processes; and
d.	interfering with SEC reporting obligations.
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110.          Mr. Perry's conduct constituted disloyalty to Regenerex and his fiduciary authority.

111.          As a direct and proximate result of Mr. Perry's breach of fiduciary duty, Regenerex suffered damages including loss of corporate funds, investigative expenses, professional fees, consequential damages, prejudgment interest, and additional damages to be proven at trial.

COUNT VII – DESTRUCTION, ALTERATION, AND SPOLIATION OF EVIDENCE

112.          Regenerex asserts and incorporates by reference allegations as set forth above in Paragraphs 1 - 111 as if fully set forth herein.

113.          Mr. Perry intentionally deleted, altered, concealed, destroyed, and/or corrupted electronically stored information, accounting records, payroll records, and financial data belonging to the Company.

114.          Mr. Perry knew or reasonably should have known that such records were material to the Company's financial reporting obligations, audits, regulatory compliance obligations, and anticipated disputes and litigation.

115.          Mr. Perry's destruction and alteration of records substantially impaired Regenerex's ability to reconstruct accurate accounting records and financial statements.

116.          Regenerex has suffered damages as a direct and proximate result of Mr. Perry's conduct.

COUNT VIII – NEGLIGENCE AND GROSS NEGLIGENCE

117.          Regenerex asserts and incorporates by reference allegations as set forth above in Paragraphs 1 - 118 as if fully set forth herein.

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118.          Mr. Perry owed duties of reasonable care in the management of the Company's financial systems, accounting records, and reporting processes.

119.          Mr. Perry breached those duties through reckless, grossly negligent, and intentional misconduct.

120.          Mr. Perry's actions materially interfered with the Company's accounting controls, audit process, and SEC reporting obligations.

121.          Regenerex suffered damages as a direct and proximate result of Mr. Perry's conduct.

COUNT IX – UNJUST ENRICHMENT

122.          Regenerex asserts and incorporates by reference allegations as set forth above in Paragraphs 1 - 122 as if fully set forth herein.

123.          Mr. Perry received compensation, benefits, payroll funds, and stock issuances from the Company to which he was not entitled.

124.          It would be inequitable and unjust for Mr. Perry to retain such benefits at Regenerex's expense.

125.          Regenerex is entitled to restitution and disgorgement of all improperly obtained funds, compensation, shares, and benefits.

COUNT X – FALSE STATEMENTS TO GOVERNMENT AGENCIES, AUDITORS, AND INVESTMENT BANKERS

126.          Regenerex asserts and incorporated by reference allegations as set forth above in Paragraphs 1 - 125 as if fully set forth herein.

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127.          Mr. Perry knowingly and intentionally made false, misleading, and inaccurate statements to government agencies, Regenerex's independent auditors, and investment bankers concerning Regenerex, its officers, directors, and shareholders.

128.          Mr. Perry's statements were materially misleading and were intended to damage Regenerex's reputation, business standing, audit processes, financing activities, and regulatory relationships.

129.          Mr. Perry's conduct caused direct and substantial harm to Regenerex, including interference with audit processes, disruption of financing activities, reputational harm, and consequential damages.

130.          Mr. Perry's purported whistleblower assertions were made in bad faith and do not constitute good-faith reports of reasonably believed legal violations.

131.          As a direct and proximate result of Mr. Perry's conduct, Regenerex has suffered damages in an amount to be proven at trial.

132.          Mr. Perry's conduct was intentional, willful, malicious, and undertaken in reckless disregard of Regenerex's rights, thereby entitling Regenerex to punitive damages and all other available relief.

COUNT XI – INJUNCTIVE RELIEF

133.          Regenerex asserts and incorporates by reference allegations as set forth above in Paragraphs 1 - 132 as if fully set forth herein.

134.           In light of the facts presented, Regenerex is in need of immediate relief, and for an injunctive order, or temporary restraining order, pursuant to Tennessee Rules of Civil Procedure, Rule 65, directing that Mr. Perry, his officers, agents, attorneys, representatives, or any party in concert shall:

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a.

Be enjoined and restrained from contacting any business relationships of Regenerex Pharma, Inc., in any manner, whether via U.S. postal service, telephone, facsimile, electronic mail, any social media outlets, etc.

PRAYER FOR RELIEF

WHEREFORE, PREMISES CONSIDERED, Plaintiff prays as follows:

1.                  That proper process issue and be served on the Defendant, and he be required to appear before this Court and answer said Complaint, within the time prescribed by law.

2.                  That Plaintiff have and recover a judgment of damages against the Defendant in an amount to be determined at a trial in this matter for compensatory damages suffered as a result of Mr. Perry’s actions.

3.                  That Plaintiff recover unauthorized payroll compensation, improper stock issuance-related expenses, transfer agent fees, accounting expenses, investigative costs, legal and professional fees, consequential damages, and all other damages caused by Mr. Perry’s actions and conduct.

4.                  Prejudgment and post-judgment interest as permitted by law.

5.                  Punitive and exemplary damages as permitted.

6.                  Equitable relief including restitution, disgorgement, constructive trust, injunctive relief, and all other equitable remedies deemed appropriate by the Court.

7.                  A jury of twelve persons to try this cause.

8.                  Any and all other relief the Court deems proper.

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Respectfully submitted, /s/ JAMIE D. WINKLER JAMIE D. WINKLER, BPR#021094 Attorney for Plaintiff Bellar & Winkler, PLLC 212 Main Street P.O. Box 332 Carthage, TN 37030 Phone: 615-735-1684

THIS IS THE FIRST APPLICATION FOR EXTRAORDINARY RELIEF.

I AM SURETY FOR THE COSTS OF THIS CAUSE

                     /s/ JAMIE D. WINKLER

JAMIE D. WINKLER, ATTORNEY AT LAW

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